UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-12

HIGHPOWER INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On October 24, 2019, Highpower International, Inc. distributed the following press release:

Highpower International Reminds Stockholders Voting Channel Remains Open for Special Meeting to be held on October 29, 2019

SHENZHEN, China, Oct. 24, 2019 /PRNewswire/ -- Highpower International, Inc. (NASDAQ: HPJ) ("Highpower" or the "Company"), a developer, manufacturer, and marketer of lithium ion and nickel-metal hydride (Ni-MH) rechargeable batteries, battery management systems, and a provider of battery recycling, remind stockholders that the voting channel remains open and will be available through the Special Meeting of Stockholders scheduled for October 29, 2019 for stockholders of record to vote on the adoption of the Agreement and Plan of Merger, dated as of June 28, 2019, by and among HPJ Parent Limited ("Parent"), HPJ Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company (the "Merger Agreement"), which provides for the Company's acquisition by Parent through a merger of the Company with Merger Sub (the "Merger"). Every stockholder's vote is important, regardless of the number of shares the stockholder holds. Accordingly, Highpower requests that each stockholder complete, sign, date and return a proxy card, if it has not already done so, to ensure that the stockholder's shares will be represented at the special meeting. Based upon the unanimous recommendation of a special committee of the Highpower Board of Directors consisting solely of two independent and disinterested directors of the Company, the Highpower Board of Directors determined that the transactions contemplated by the Merger Agreement, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, and recommends that stockholders vote "FOR" the Merger Agreement.

In connection with the proposed transaction, Highpower filed the Proxy Statement with the SEC on September 27, 2019, and the Proxy Statement and proxy card were mailed on or about October 2, 2019 to Highpower stockholders of record as of the close of business on September 16, 2019.

All stockholders of record of Highpower common stock as of the close of business on September 16, 2019 are entitled to vote their shares either in person or by proxy at the stockholder meeting. If any Highpower stockholder has not received the proxy statement, such stockholder should confirm the proxy's status with their broker, or contact Okapi Partners, LLC ("Okapi"), Highpower's proxy solicitor, for help, toll-free at (877) 629-6357 (US) or at (86) 17091046371 (China), email address: Highpower.Proxy@Okapipartners.com (English or Mandarin). Okapi, as the Company's solicitor, will contact registered stockholders through phone call and emails from time to time to assist their vote.

As previously reported, two independent proxy advisory firms Institutional Shareholder Services ("ISS") and Glass Lewis & Co. ("Glass Lewis") have issued recommendations that Highpower's stockholders vote FOR the adoption of the Merger Agreement. Highpower urges stockholders to follow the recommendation of ISS and Glass Lewis by returning the previously mailed proxy/voting instruction card to vote FOR the adoption of the Merger Agreement. If Highpower stockholders have any questions or require assistance in voting their shares of Highpower stock, they should contact Okapi using the contact information provided above.

The Highpower Special Meeting of Stockholders is scheduled to take place on October 29, 2019 at 10:00 a.m. China Standard Time. The meeting will be held at the Company's principal executive offices located at Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People's Republic of China.

About Highpower International, Inc.

Highpower International was founded in 2001 and produces high-quality Nickel-Metal Hydride (Ni-MH) and lithium-based rechargeable batteries used in a wide range of applications such as E-bikes, energy storage systems, power tools, medical equipment, digital and electronic devices, personal care products, and lighting, etc. Highpower's target customers are Fortune 500 companies and top 10 companies in each vertical segment. With advanced manufacturing facilities located in Shenzhen, Huizhou, and Ganzhou of China, Highpower is committed to clean technology, not only in the products it makes, but also in the processes of production. The majority of Highpower International's products are distributed to worldwide markets. Additional information about the Company can be found at http://www.highpowertech.com and in documents filed with the U.S. Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at http://www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to factors, risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement, including (but not limited to): (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to consummate the Merger due to the failure to obtain stockholder approval for the adoption of the Merger Agreement (including the affirmative vote of at least a majority of all outstanding Shares unaffiliated with the consortium) or the failure to satisfy other conditions to completion of the proposed transaction, (3) risks related to the disruption of management's attention from the Company's ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the proposed transaction on the Company's relationships with its customers, suppliers and business generally.

The forward-looking statements included in this press release speak only as of the date hereof. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2018, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

Additional Information about the Proposed Transaction

In connection with the proposed transaction, on September 27, 2019 the Company filed with the SEC and has furnished (and upon request will furnish) to the Company's stockholders a definitive proxy statement and other relevant documents. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The Company's stockholders also can obtain these documents, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC's website (http://www.sec.gov). In addition, stockholders can obtain these documents, without charge, by contacting the Company or Okapi Partners, LLC at the following address and/or telephone number:

Highpower International, Inc.

Building A1, 68 Xinxia Street

Pinghu Town, Longgang District

Shenzhen, Guangdong, 518111

People’s Republic of China

Attention: Investor Relations Manager

Telephone: +86 755 8968 7255 (China)/

+1-909-214-2482 (US)

Okapi Partners, LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

+ 1 (212) 297-0720 (US Main)

+ 1 (877) 629-6357 (US Toll-Free)

+86 17091046371 (China)

Email: Highpower.Proxy@okapipartners.com

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company's stockholders with respect to the Merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies is set forth in the proxy statement and other relevant documents filed with the SEC. Additional information regarding the interests of such potential participants is included in the proxy statement and the other relevant documents filed with the SEC.